SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT - FEBRUARY 19, 1999
                        (date of earliest event reported)



                                    OEA, INC.
             (exact name of registrant as specified in its charter)


                           COMMISSION FILE NO. 1-6711



              DELAWARE                                 36-2362379
       (state of incorporation)             (I.R.S. Employer Identification No.)

     34501 EAST QUINCY AVENUE
         P.O. BOX 100488                                 80250
         DENVER, COLORADO                              (Zip Code)
(address of principal executive offices)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (303) 693-1248


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                                    FORM 8-K

                                    OEA, INC.

                                FEBRUARY 19, 1999


ITEM 5.   OTHER EVENTS.

     On February 19, 1999, OEA, Inc. (the "Company") entered into the First Amendment to Rights Agreement (the "Amendment") which amended a Rights Agreement dated as of March 25, 1999 (the "Rights Agreement") between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent (the "Rights Agent"). The Amendment amends the definition of "Acquiring Person" contained in the Rights Agreement so that Reich & Tang Asset Management L.P. will not be deemed an "Acquiring Person" until such time as Reich & Tang Asset Management L.P. shall be the beneficial owner of 20% of the Common Stock of the Company then outstanding but only for so long as Reich & Tang Asset Management L.P. is not required to file a report of beneficial ownership on Schedule 13D with the Securities and Exchange Commission with respect to its holdings of the Company's Common Stock. The Company also entered into a stockholders agreement with Reich & Tang Asset Management L.P. in which Reich & Tang agreed not to take a variety of actions directed at influencing control of the Company.

ITEM 7(c).    EXHIBITS FILED.

Exhibit Number      Description
--------------      -----------

4.1 First Amendment to Rights Agreement, dated as of February 19, 1999, between OEA, Inc. and ChaseMellon Shareholder Services, L.L.C.

4.2 Stockholders Agreement, dated as of February 19, 1999, between OEA, Inc. and Reich & Tang Asset Management L.P.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            OEA, INC.


                                            By:  /s/ J. Thompson McConathy
                                               ---------------------------------
                                                 J. Thompson McConathy
                                                 Vice President Finance

Dated:  February 19, 1999


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